PORTLAND GENERAL CORPORATION
                            AMENDED AND RESTATED
                 OUTSIDE DIRECTORS' STOCK COMPENSATION PLAN
                               AMENDMENT NO. 1

     THIS AMENDMENT to the Amended and Restated Portland General Corporation Outside Directors' Stock Compensation Plan (the "Plan") is made and entered into this 2nd day of October, 1996, by Portland General Corporation (the "Corporation");

     WHEREAS, the Corporation has established the Plan as amended and restated February 6, 1996; and

     WHEREAS, pursuant to Section 11.1 of the Plan, the Board of Directors of the Corporation may amend the Plan, provided that the Plan is not amended more than once each six months and no such amendment shall adversely affect any then outstanding Award; and

     WHEREAS, the Board of Directors, by resolutions adopted September 10, 1996, deems it in the best interest of the Corporation to amend the Plan, and that the following amendment does not adversely affect any outstanding Award under the Plan;

     NOW, THEREFORE, effective as of September 10, 1996, the Plan is hereby amended as follows:

     Section 4.1 is amended to read as follows:

     "4.1.  VESTING; DELIVERY OF SHARES; FORFEITURES.

          4.1 Subject to Sections 3.2(a) and 4.2 through 4.5, shares of Common Stock in an Award shall vest 100 percent on the third Anniversary Date. Five-Year Awards and Transition Awards shall vest and be released as set forth in Section 8. Notwithstanding the foregoing, all Shares of Common Stock in any outstanding Award shall vest 100 percent on the effective date and consummation of the merger of Enron Corporation and Portland General Corporation agreed to in that certain Agreement and Plan of


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     Merger  by  and  between  Enron  Corporation,   Portland  General
     Corporation and New Falcon Corp., dated as of July 20, 1996, as that Agreement may be amended or restated from time to time.

     IN WITNESS WHEREOF, the Corporation has caused this instrument to be executed as of the day and year first above written.


                              PORTLAND GENERAL CORPORATION


                         By:  /S/ JOSEPH M. HIRKO

                              Joseph M. Hirko
                              Senior Vice President-Finance


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